j2 Global Reports Second Quarter 2010 Results

Achieves Record Six Month Free Cash Flow and Quarterly Gross Margins

LOS ANGELES—August 3, 2010—j2 Global Communications, Inc. [NASDAQGS:JCOM] today reported financial results for the second quarter ended June 30, 2010.

SECOND QUARTER 2010 RESULTS

Total revenues for Q2 2010 were $61.3 million, which represents a growth of $1.0 million from $60.3 million in Q1 2010. Total revenues for Q2 2009 were $62.5 million. The decrease from Q2 2009 to Q2 2010 was primarily due to $0.7 million in non-subscriber revenues recognized on the sale of certain non-core patent assets in Q2 2009.

Subscriber revenues for Q2 2010 were essentially flat at $60.6 million, compared to $61.0 million for Q2 2009.

For Q2 2010, the Company improved its gross margin to a record 83.1% versus 81.4% in Q2 2009. For Q2 2010, the Company achieved operating margins of 42.2% compared to 44.1% in Q2 2009 due to planned increases in sales and marketing initiatives in the current period.

Net earnings per diluted share on a Non-GAAP basis, which excludes share-based compensation and related payroll taxes and certain acquisition costs, for Q2 2010 was $0.46 compared to $0.48 in Q2 2009. The Q2 2009 amount reflects $0.4 million of incremental net earnings, representing approximately $0.01 per diluted share, from the sale of certain non-core patent assets during that period. GAAP net earnings per diluted share for Q2 2010 was $0.41 compared to $0.25 for Q2 2009. The Q2 2009 amount reflects $(8.4) million of incremental net earnings, representing approximately $(0.19) per diluted share, from the recording of a pre-tax impairment charge on auction rate and related securities during that period.

The Company generated $26.4 million of free cash flow (4) during the quarter and ended the quarter with $264.9 million in cash and investments.

Key financial results for second quarter 2010 versus second quarter 2009 are as follows:

	Q2 2010	Q2 2009	% Change
Subscriber Revenues	$60.6 million	$61.0 million	(0.7)%
Total Revenues	$61.3 million	$62.5 million	(1.9)%
Non-GAAP Earnings per Diluted Share(1) (3)	$0.46	$0.48	(4.2)%
GAAP Net Earnings per Diluted Share(2)	$0.41	$0.25	64%
Free Cash Flow (4)	$26.4 million	$22.9 million	15%

(1)	The estimated non-GAAP effective tax rate was approximately 31% and 30% for Q2 2010 and Q2 2009, respectively.

(2)
The estimated effective tax rate was approximately 31% and 40% for Q2 2010 and Q2 2009, respectively. The Q2 2009 effective tax rate was impacted by a pre-tax impairment charge on auction rate and related securities of $9.2 million which was not entirely deductible for tax purposes.

(3)
Share-based compensation and related payroll taxes, together with certain acquisition costs, impacted Q2 2010 net earnings per diluted share by approximately $0.05, net of tax. Share-based compensation and related payroll taxes and the elimination of other-than-temporary impairment losses impacted Q2 2009 net earnings per diluted share by approximately $0.23, net of tax.

(4)
Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share-based compensation. In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS in settlement of an audit for transfer pricing covering tax years 2004 through 2008 and was fully accrued for in prior periods. Including this settlement amount, the Company’s free cash flow for the quarter was $12.2 million. Excluding this settlement, for the six month period ending June 30, 2010, the Company achieved record free cash flows for any six month period in its existence.

"I am very pleased with the operational and financial performance of the Company this quarter,” said Hemi Zucker, j2 Global's chief executive officer. “We added 20,000 DIDs without acquisitions and reduced our cancel rate to 2.6% - down to the pre-recession level in 2006. In addition, we achieved new gross margin and free cash flow milestones, all while expanding our network into two new countries and approximately 500 new cities and launching localized service in Japan."

BUSINESS OUTLOOK

For fiscal 2010, j2 Global reaffirms it targeted revenue growth of 5% with a range of 3% to 7% compared to fiscal year 2009 revenues. Net earnings, excluding 123R non-cash compensation expense, are expected to approximate non-GAAP earnings in 2009 as the Company intends to reinvest its incremental operating income in initiatives designed to accelerate growth in 2011 and beyond.

The range of anticipated revenues takes into account both organic growth and acquisition related growth within the context of current economic conditions.

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. provides outsourced, value-added messaging and communications services to individuals and businesses around the world. With offices in eight cities worldwide, j2 Global's network spans more than 4,100 cities in 48 countries on six continents. The Company's websites appear in numerous languages, including Dutch, French, German, Spanish, English and more. Payments are accepted in currencies that include the U.S. Dollar, British Pound, Canadian Dollar, Japanese Yen, Euro, Hong Kong Dollar and more. j2 Global provides live sales and customer service support in multiple languages, including English, Spanish, Dutch, German, French, Cantonese and more. j2 Global markets its services principally under the brands eFax®, eFax Corporate®, Onebox®, eVoice® and Electric Mail®. As of December 31, 2009, j2 Global had achieved 14 consecutive fiscal years of revenue growth and eight consecutive fiscal years of positive and growing operating earnings. For more information about j2 Global, please visit www.j2global.com.

Contact:
Jeff Adelman
j2 Global Communications, Inc.
323-372-3617
press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Act of 1995, particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2010 financial performance. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: Subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding messaging and communications, including but not limited to the imposition or increase of taxes or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2009 Annual Report on Form 10-K filed by j2 Global on February 23, 2010, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this press release and particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2010 financial performance are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these statements.

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	June 30,	DECEMBER 31,
	2010	2009
ASSETS
Cash and cash equivalents	$211,991	$197,411
Short-term investments	11,332	31,381
Accounts receivable,
net of allowances of $2,624 and $3,077, respectively	11,179	11,928
Prepaid expenses and other current assets	5,767	13,076
Deferred income taxes	2,657	2,657

Total current assets	242,926	256,453

Long-term investments	41,534	14,887
Property and equipment, net	11,475	13,366
Goodwill	93,706	81,258
Other purchased intangibles, net	43,715	39,091
Deferred income taxes	9,433	8,717
Other assets	353	229

TOTAL ASSETS	$443,142	$414,001

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$15,754	$15,941
Income taxes payable	2,716	1,563
Deferred revenue	12,829	11,411

Total current liabilities	31,299	28,915

Liability for uncertain tax positions	33,992	46,820
Other long-term liabilities	3,471	2,094

Total liabilities	68,762	77,829

Commitments and contingencies	—	—

Total stockholders' equity	374,380	336,172

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$443,142	$414,001

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2010	2009	2010	2009
Revenues
Subscriber	$60,560	$61,049	$120,107	$120,689
Other	751	1,415	1,484	2,166

Total revenue	61,311	62,464	121,591	122,855

Cost of revenues (including share-based compensation of $330 and
$659 for the three and six months of 2010, respectively, and $331
and $612 for the three and six months of 2009, respectively)	10,380	11,600	20,646	22,992

Gross profit	50,931	50,864	100,945	99,863

Operating expenses:
Sales and marketing (including share-based compensation of
$505 and $996 for the three and six months of 2010,
respectively, and $484 and $861 for the three and six months of
2009, respectively)	10,297	9,211	21,449	18,096
Research, development and engineering (including share-based compensation of $221 and $441 for the three and six months of
2010, respectively, and $221 and $417 for the three and six
months of 2009, respectively)	2,893	2,880	5,802	5,823
General and administrative (including share-based
compensation of $1,993 and $3,894 for the three and six months of 2010, respectively, and $1,870 and $3,311 for the three and
six months of 2009, respectively)	11,848	11,209	23,342	21,915

Total operating expenses	25,038	23,300	50,593	45,834

Operating earnings	25,893	27,564	50,352	54,029

Other-than-temporary impairment losses	—	(9,193)	—	(9,193)

Interest and other income, net	1,067	315	1,259	457

Earnings before income taxes	26,960	18,686	51,611	45,293

Income tax expense	8,250	7,549	15,265	15,504

Net earnings	$18,710	$11,137	$36,346	$29,789

Basic net earnings per common share	$0.42	$0.25	$0.82	$0.68

Diluted net earnings per common share	$0.41	$0.25	$0.80	$0.66

Basic weighted average shares outstanding	44,493,676	43,762,333	44,372,770	43,695,076

Diluted weighted average shares outstanding	45,808,173	45,044,005	45,651,647	44,806,260

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	SIX MONTHS ENDED JUNE 30,
	2010	2009
Cash flows from operating activities:
Net earnings	$36,346	$29,789
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	7,897	7,363
Amortization of discount or premium of investments	391	—
Share-based compensation	5,990	5,201
Tax deficiency (excess tax benefits) from share-based compensation	32	(2,723)
Provision for doubtful accounts	744	593
Deferred income taxes	(716)	(1,221)
Other-than-temporary impairment losses	—	9,193
Decrease (increase) in:
Accounts receivable	334	(516)
Prepaid expenses and other current assets	1,703	436
Other assets	(98)	40
(Decrease) increase in:
Accounts payable and accrued expenses	(58)	579
Income taxes payable	(9,684)	189
Deferred revenue	185	(777)
Liability for uncertain tax positions	3,310	3,354
Other	629	14
Net cash provided by operating activities	47,005	51,514

Cash flows from investing activities:
Maturity of certificates of deposit	31,653	—
Redemptions/sales of available-for-sale investments	1,650	—
Purchases of available-for-sale investments	(39,427)	—
Purchases of property and equipment	(581)	(938)
Proceeds from sale of assets	—	1,011
Acquisition of businesses, net of cash received	(16,642)	(11,910)
Purchases of intangible assets	(5,250)	(2,272)
Net cash used in investing activities	(28,597)	(14,109)

Cash flows from financing activities:
Repurchases of common stock and restricted stock	(3,630)	(92)
Issuance of common stock under employee stock purchase plan	58	61
Exercise of stock options	1,498	802
(Tax deficiency) excess tax benefits from share-based compensation	(32)	2,723
Net cash (used in) provided by financing activities	(2,106)	3,494

Effect of exchange rate changes on cash and cash equivalents	(1,722)	897

Net increase in cash and cash equivalents	14,580	41,796
Cash and cash equivalents at beginning of period	197,411	150,780
Cash and cash equivalents at end of period	$211,991	$192,576

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED JUNE 30, 2010 AND 2009
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications (1) elimination of share-based compensation expense for 2010 and 2009; (2) elimination of payroll taxes associated with share-based compensation; (3) elimination of certain acquisition costs; (4) elimination of other-than-temporary impairment losses and (5) elimination of income tax expense associated with share-based compensation and associated payroll taxes, certain acquisition costs and other-than-temporary impairment losses. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain transactions outside the ordinary course of the Company's business.

THREE MONTHS ENDED JUNE 30, 2010					THREE MONTHS ENDED JUNE 30, 2009
Reported		Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$60,560	$-		$60,560	$61,049	$-		$61,049
Other	751	-		751	1,415	-		1,415

Total revenue	61,311	-		61,311	62,464	-		62,464

Cost of revenues (1)	10,380	(330)	(1)	10,050	11,600	(331)	(1)	11,269

Gross profit	50,931	330		51,261	50,864	331		51,195

Operating expenses:
Sales and marketing (1)	10,297	(505)	(1)	9,792	9,211	(484)	(1)	8,727
Research, development and engineering (1)	2,893	(221)	(1)	2,672	2,880	(221)	(1)	2,659
General and administrative (1) (2) (3)	11,848	(2,216)	(1) (2) (3)	9,632	11,209	(1,887)	(1) (2)	9,322

Total operating expenses	25,038	(2,942)		22,096	23,300	(2,592)		20,708

Operating earnings	25,893	3,272		29,165	27,564	2,923		30,487

Other-than-temporary impairment losses (4)	-	-		-	(9,193)	9,193	(4)	-

Interest and other income, net	1,067	-		1,067	315	-		315

Earnings before income taxes	26,960	3,272		30,232	18,686	12,116		30,802

Income tax expense (5)	8,250	1,022	(5)	9,272	7,549	1,675	(5)	9,224

Net earnings	$18,710	$2,250		$20,960	$11,137	$10,441		$21,578

Diluted net earnings per share	$0.41			$0.46	$0.25			$0.48

Diluted weighted average shares outstanding	45,808,173			45,808,173	45,044,005			45,044,005

(1) Share-based compensation expense:
Cost of revenues		$(330)				$(331)
Sales and marketing		$(505)				$(484)
Research, development and engineering		$(221)				$(221)
General and administrative		$(1,993)				$(1,870)
		$(3,049)				$(2,906)

(2) Payroll taxes associated with share-based compensation		$(148)				$(17)

(3) Acquisition costs		$(75)				$-

(4) Other-than-temporary impairment losses		$-				$9,193

(5) Income tax adjustment, net impact of the items above
Share-based compensation expense		$954				$892
Payroll taxes associated with share-based compensation		45				7
Acquisition costs		23				-
Other-than-temporary impairment losses		-				776
		$1,022				$1,675

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications (1) elimination of share-based compensation expense for 2010 and 2009; (2) elimination of payroll taxes associated with share-based compensation; (3) elimination of certain acquisition costs; (4) elimination of other-than-temporary impairment losses and (5) elimination of income tax expense associated with share-based compensation and associated payroll taxes, certain acquisition costs and other-than-temporary impairment losses. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain transactions outside the ordinary course of the Company's business.

SIX MONTHS ENDED JUNE 30, 2010					SIX MONTHS ENDED JUNE 30, 2009
Reported		Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$120,107	$-		$120,107	$120,689	$-		$120,689
Other	1,484	-		1,484	2,166	-		2,166

Total revenue	121,591	-		121,591	122,855	-		122,855

Cost of revenues (1)	20,646	(659)	(1)	19,987	22,992	(612)	(1)	22,380

Gross profit	100,945	659		101,604	99,863	612		100,475

Operating expenses:
Sales and marketing (1)	21,449	(996)	(1)	20,453	18,096	(861)	(1)	17,235
Research, development and engineering (1)	5,802	(441)	(1)	5,361	5,823	(417)	(1)	5,406
General and administrative (1) (2) (3)	23,342	(4,247)	(1) (2) (3)	19,095	21,915	(3,328)	(1) (2)	18,587

Total operating expenses	50,593	(5,684)		44,909	45,834	(4,606)		41,228

Operating earnings	50,352	6,343		56,695	54,029	5,218		59,247

Other-than-temporary impairment losses (4)	-	-		-	(9,193)	9,193	(4)	-

Interest and other income, net	1,259	-		1,259	457	-		457

Earnings before income taxes	51,611	6,343		57,954	45,293	14,411		59,704

Income tax expense (5)	15,265	1,966	(5)	17,231	15,504	2,353	(5)	17,857

Net earnings	$36,346	$4,377		$40,723	$29,789	$12,058		$41,847

Diluted net earnings per share	$0.80			$0.89	$0.66			$0.93

Diluted weighted average shares outstanding	45,651,647			45,651,647	44,806,260			44,806,260

(1) Share-based compensation expense:
Cost of revenues		$(659)				$(612)
Sales and marketing		$(996)				$(861)
Research, development and engineering		$(441)				$(417)
General and administrative		$(3,894)				$(3,311)
		$(5,990)				$(5,201)

(2) Payroll taxes associated with share-based compensation		$(148)				$(17)

(3) Acquisition costs		$(205)				$-

(4) Other-than-temporary impairment losses		$-				$9,193

(5) Income tax adjustment, net impact of the items above
Share-based compensation expense		$1,861				$1,570
Payroll taxes associated with share-based compensation		45				7
Acquisition costs		60				-
Other-than-temporary impairment losses		-				776
		$1,966				$2,353

j2 Global Communications, Inc.
Free Cash Flows

	Q1	Q2	Q3	Q4	YTD
2010
Net cash provided by operating activities	34,688	12,317			47,005
Less: Purchases of property and equipment	(86)	(495)			(581)
Add: Excess tax (deficiency) benefit from share-based compensation	(406)	374			(32)
Add: IRS settlement*	-	14,223			14,223
	34,196	26,419	-	-	60,615

* Free cash flow of $26.4 million is before the effects of our IRS settlement. In the second quarter, we successfully settled our audit for transfer pricing for the years of 2004 to 2008 for $14.2 million, which was fully accrued for in prior periods. Taking this settlement into consideration, our free cash flow for the quarter was $12.2 million.

2009
Net cash provided by operating activities	31,152	20,362	26,469	23,850	101,833
Less: Purchases of property and equipment	(721)	(217)	(767)	(1,546)	(3,251)
Add: Excess tax benefit (deficiency) from share-based compensation	5	2,718	403	(63)	3,063
	30,436	22,863	26,105	22,241	101,645

2008
Net cash provided by operating activities	27,411	23,840	15,676	23,789	90,716
Less: Purchases of property and equipment	(469)	(796)	(937)	(305)	(2,507)
Add: Excess tax benefit from share-based compensation	239	204	212	910	1,565
	27,181	23,248	14,951	24,394	89,774